Exhibit 10.2	Execution Version

AMENDMENT NO. 1
TO
THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of July 29, 2016 (this “Amendment”), by and among BOARDWALK PIPELINES, LP, a Delaware limited partnership (the “Parent Borrower”), TEXAS GAS TRANSMISSION, LLC, a Delaware limited liability company (“Texas Gas”), GULF SOUTH PIPELINE COMPANY, LP, a Delaware limited partnership (“Gulf South”), and GULF CROSSING PIPELINE COMPANY LLC, a Delaware limited liability company (“Gulf Crossing” and, together with the Parent Borrower, Texas Gas, and Gulf South, the “Borrowers”), severally as Borrowers, BOARDWALK PIPELINE PARTNERS, LP, a Delaware limited partnership (the “MLP”), the Lenders party hereto, and WELLS FARGO BANK, N.A., as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the MLP, the Administrative Agent, the Lenders and the other parties thereto have entered into that certain Third Amended and Restated Revolving Credit Agreement, dated as of May 26, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Parent Borrower has requested to exercise an Extension Option pursuant to Section 2.17 of the Credit Agreement by delivering a Notice of Extension to the Administrative Agent; and
WHEREAS, the Borrowers have requested and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
2.    Amendment. Effective as of the Effective Date (as defined in Section 4 below) and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended as follows:
(a)    Section 1.1 (Defined Terms) is hereby amended by:
i) Adding the following definitions in the appropriate alphabetical order:
(1) “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
(2)    “Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(3)    “EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
(4)    “EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
(5)    “EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
(6)    “EU Bail-In Legislation Schedule”: the document described as such and published by the Loan Market Association (or any successor person) from time to time.
(7)    “Write-down and Conversion Powers”: in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule.
(ii)    Amending the definition of “Defaulting Lender” in clause (d) by (1) deleting the word “or” after “Debtor Relief Law,” and (2) adding the following phrase after “authority acting in such a capacity”: “or (iii) become the subject of a Bail-In Action”.
(b)    Section 2.21 (Defaulting Lender) is hereby amended by inserting the following at the beginning of the last sentence of subsection (a)(iii): “Subject to Section 10.24 (Acknowledgment and Consent to Bail-In of EEA Financial Institutions),”.
(c)    Section 10 (MISCELLANEOUS) is hereby amended by adding a new Section 10.24, which reads:
“10.24    Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
3.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions precedent have been satisfied:
(a)    the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Borrowers, the MLP, the Administrative Agent and Lenders constituting the Required Lenders;

(b)    the Borrowers shall have paid to the Administrative Agent, for the account of each Lender which is a party hereto, a consent fee (the “Consent Fee”) equal to 0.05% of the amount of such Lender’s Revolving Credit Commitment (drawn and undrawn) as of the Effective Date, which Consent Fee shall be fully earned, due and payable on the Effective Date; and
(c)    the Borrowers shall have paid all other fees and expenses (including reasonable fees of counsel) which are then due and payable to the Administrative Agent or the Lenders.
4.    Extension Option. Each Lender identified on the signature pages hereto that has executed this Amendment agrees that (subject to the occurrence of the Effective Date) the Scheduled Maturity Date with respect to the Revolving Credit Commitment of such Lender is hereby extended by one year in accordance with Section 2.17 of the Credit Agreement and therefore the Extended Maturity Date is May 26, 2021 with respect thereto.
5.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:
(a)    (i) Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and (iii) this Amendment is the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
(b)    After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
(c)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
6.    Reaffirmation.
(a)    Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment.
(b)    Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.
7.    Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose.
8.    Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out‑of‑pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of SyndTrak Online relating to the Amendment.

9.    Choice of Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with the law of the State of New York.
10.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
11.    Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. From the Effective Date this Amendment and the Credit Agreement shall be construed as a single instrument.
12.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
13.    Loan Document. This Amendment is a Loan Document.
14.    Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.
BOARDWALK PIPELINES, LP,
as Borrower

    By: BOARDWALK OPERATING GP, LLC,
its general partner

By: BOARDWALK PIPELINE PARTNERS, LP,
its managing member

By: BOARDWALK GP, LP,
its general partner

By: BOARDWALK GP, LLC,
its general partner

By:
    Name:
    Title:
TEXAS GAS TRANSMISSION, LLC,
as Borrower

By:
    Name:
    Title:

GULF SOUTH PIPELINE COMPANY, LP,
as Borrower

    By: GS PIPELINE COMPANY, LLC,
its general partner

By:
    Name:
    Title:

GULF CROSSING PIPELINE COMPANY LLC,
as Borrower

By:
    Name:
    Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

BOARDWALK PIPELINE PARTNERS, LP

    By: BOARDWALK GP, LP,
its general partner

By: BOARDWALK GP, LLC,
its general partner

By:
    Name:
    Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

WELLS FARGO BANK, N.A.,
as Administrative Agent and Lender

By:
    Name:
    Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

as a Lender

By:
    Name:
    Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]